SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 2, 2007 (January 31, 2007)

DYNEGY ACQUISITION, INC.

DYNEGY INC.

DYNEGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware Illinois Delaware	333-139221 1-15659 0-29311	20-5653152 74-2928353 94-3248415
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800

Houston, Texas 77002

(Address of principal executive offices including Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 31, 2007, Dynegy Holdings Inc. (“DHI”) and Calcasieu Power, LLC, an indirect subsidiary of DHI, entered into an asset purchase agreement with Entergy Gulf States, Inc. (“Entergy”) pursuant to which DHI will sell its Calcasieu power generation facility, a peaking plant in Sulphur, Louisiana, to Entergy for $56.5 million in cash (the “Calcasieu Purchase Agreement”). The Calcasieu Purchase Agreement contains customary representations and warranties on the part of DHI and Entergy as well as customary indemnification provisions. The transaction is expected to close in early 2008, subject to obtaining certain regulatory approvals and satisfaction of customary closing conditions.

The foregoing description of the Calcasieu Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01 Other Items.

A copy of the press release issued by Dynegy Inc. announcing the above transaction is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. In addition, this Current Report on Form 8-K and the release include statements intended as “forward-looking statements,” which are subject to the cautionary statements about forward-looking statements set forth in the press release.

WHERE YOU CAN FIND MORE INFORMATION

Dynegy has filed a preliminary proxy statement/prospectus, as amended, with the SEC in connection with the previously announced proposed merger with LS Power. Investors and security holders are urged to carefully read the important information contained in the materials regarding the proposed transaction. Investors and security holders may obtain a copy of the preliminary proxy statement/prospectus, as amended, and other relevant documents, free of charge, at the SEC’s web site at www.sec.gov. Copies of the final proxy statement/prospectus, once it has been filed with the SEC, will also be available, free of charge, on the SEC’s web site, and on Dynegy’s web site at www.dynegy.com and may also be obtained by writing Dynegy Inc. Investor Relations, 1000 Louisiana Street, Suite 5800, Houston, Texas 77002 or by calling 713-507-6466.

Dynegy, LS Power and their respective directors, executive officers, partners and other members of management and employees may be deemed to be participants in the solicitation of proxies from Dynegy’s shareholders with respect to the proposed transaction. Information regarding Dynegy’s directors and executive officers is available in the company’s proxy statement for its 2006 Annual Meeting of Shareholders, dated April 3, 2006. Additional information regarding the interests of such potential participants are included in the preliminary proxy statement/prospectus, as amended, and other relevant documents filed with the SEC when they become available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document
10.1	Asset Purchase Agreement dated January 31, 2007 by and between Dynegy Holdings Inc., Calcasieu Power, LLC and Entergy Gulf States, Inc.

99.1	Press Release dated February 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY ACQUISITION, INC.
(Registrant)

Dated: February 2, 2007	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Senior Vice President

DYNEGY INC.
(Registrant)

Dated: February 2, 2007	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Senior Vice President

DYNEGY HOLDINGS INC.
(Registrant)

Dated: February 2, 2007	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Senior Vice President

EXHIBIT INDEX

Exhibit No.	Document
10.1	Asset Purchase Agreement dated January 31, 2007 by and between Dynegy Holdings Inc., Calcasieu Power, LLC and Entergy Gulf States, Inc.

99.1	Press Release dated February 1, 2007.